SUPPLEMENT

dated July 26, 2019 to the

SUMMARY PROSPECTUSES, PROSPECTUS

and the

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

dated May 31, 2019

Yorktown Small Cap Fund

(Class A, Class L and Institutional Class Shares)

Effective July 26, 2019, Mr. James O’Leary will serve as the Co-Portfolio Manager of the Yorktown Small Cap Fund.

Accordingly, the Summary Prospectus, Prospectus, and SAI are revised as follows:

The Section titled “Portfolio Managers” regarding Yorktown Small Cap Fund of the Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

“Portfolio Managers – Mr. Michael J. Borgen is the Fund’s Co-Portfolio Manager and has served as a Portfolio Manager the Fund since 2017. Mr. James O’Leary has served as Co-Portfolio Manager to the Fund since 2019.”

The Section titled “The Portfolio Managers” of the Prospectus is deleted in its entirety and replaced with the following:

“The Portfolio Managers

All Funds except the Mid Cap Fund and the Small Cap Fund

Mr. David D. Basten is the Adviser’s Chief Investment Officer and a Portfolio Manager for the Funds, having served in that capacity since commencement of each Fund’s operations. Mr. David D. Basten is President and Director of the Adviser, Managing Partner of Waimed Enterprises, LLC and partner of Downtown Enterprises. Mr. David M. Basten has served as Portfolio Manager since 2005 and prior to that held various positions at the Adviser, including as a securities analyst.

Capital Income Fund

In addition to Mr. David D. Basten and Mr. David M. Basten, Mrs. Brentz East, Mr. Barry D. Weiss, CFA and Mr. John P. Tener serve as Portfolio Managers on the Capital Income Fund. Mrs. East has served as Portfolio Manager since 2011 and prior to that held various positions at the Adviser, including as a securities analyst. Mr. Weiss has served as Portfolio Manager since 2019 and prior to that was a Senior Director with the Kroll Bond Rating Agency from 2016 through March 2019. Mr. Weiss was Director for Fund Ratings at Standard & Poor’s Rating Services from 2013 through 2016. Mr. Tener has served as Portfolio Manager since 2019 and prior to that was a Portfolio Manager for Atlantic Capital Management from 2013 through April 2019.

Growth Fund and Master Allocation Fund

In addition to Mr. David D. Basten and Mr. David M. Basten, Mrs. Brentz East serves as Portfolio Manager on the Growth Fund and the Master Allocation Fund. Mrs. East has served as Portfolio Manager since 2011 and prior to that held various positions at the Adviser, including as a securities analyst.

Mid Cap Fund

Mr. David D. Basten, the Adviser’s Chief Investment Officer, has been the Portfolio Manager since 2019.

Short Term Bond Fund and Multi-Asset Income Fund

In addition to Mr. David D. Basten and Mr. David M. Basten, Mr. Barry D. Weiss and Mr. John P. Tener serve as Portfolio Managers on the Short Term Bond Fund and the Multi-Asset Income Fund.

Small Cap Fund

Mr. Michael J. Borgen, CEO and Chief Investment Officer of Sapphire, is the Portfolio Manager responsible for the day-to-day management of the Fund’s investment portfolio. Prior to founding Sapphire Star Capital in 2015, Mr. Borgen was a Senior Portfolio Manager at Navellier & Associates where he developed and managed equity and equity derivative strategies for nearly 20 years. Mr. Borgen started his career at Navellier as a Quantitative Research Analyst in 1996 where he was focused on developing new and enhancing existing proprietary investment selection models for the firm’s flagship products, the Small and Small to Mid-Cap Growth portfolios. Mr. Borgen has his Bachelor of Science in Finance from the University of Nevada and his Master of Science in Economics, with a specialization in finance, also from the University of Nevada. Mr. James O’Leary, has been the Co-Portfolio Manager since 2019 and is the President, Chief Investment Officer and Lead Portfolio Manager at Henry James International since 2014. Mr. O’Leary has been retained, as an independent contractor, by Sapphire to provide co-portfolio management services.”

The section titled “SAPPHIRE STAR CAPITAL LLC – SMALL CAP FUND” in the “SUB-ADVISERS” section of the SAI is hereby deleted and replaced as follows:

“Sapphire Star Capital LLC (“Sapphire”) is the investment manager for the Yorktown Small Cap Fund. Pursuant to a sub-investment advisory agreement with Sapphire and the Adviser on behalf of the Fund, and subject to the supervision of the Adviser and the oversight of Board, the Investment Manager is responsible for selecting the Fund’s investments, providing investment research and providing a continuous investment program for the Fund. Sapphire is responsible for making investment decisions with respect to the Fund’s assets, selecting broker dealers to execute portfolio transactions on behalf of the Fund, and monitoring and ensuring consistency with the Fund’s investment strategies and policies, subject to the supervision of the Adviser and the oversight of the Board. Sapphire is a Washington limited liability company with its principal business address at 5400 Carillon Point, Building 5000, Kirkland, WA 98033. Sapphire had approximately $110 million in assets under management as of December 31, 2018. Mr. Michael J. Borgen owns 95% of Sapphire and is therefore, a control person of Sapphire.

Other Information Relating to Sapphire

The following table presents information relating to the person(s) responsible for managing Fund assets, the number and types of other accounts managed by such person(s), and how such persons are compensated for managing such accounts. The information is current as of January 31, 2019.

	Number of Other Accounts Managed And Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager(s)	Registered Investment Companies ($mils)	Other Pooled Investment Vehicles ($mils)	Other Accounts ($mils)	Registered Investment Companies ($mils)	Other Pooled Investment Vehicles ($mils)	Other Accounts ($mils)
Michael J. Borgen	0	1 $11.1	62 $74	0	1 $11.1	1 $0.2
James O’Leary	1 $50.5	0	94 $506.3	0	0	0

Michael J. Borgen’s compensation consists of guaranty payments, bonus and package of benefits that is generally available to all active members of Sapphire. Guaranty payments and bonuses are based on the portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The portfolio manager also holds ownership units in the Investment Manager. Because the Investment Manager is a “limited liability company,” each portfolio manager’s compensation is determined, in part, by distributions relative to their individual ownership interests in the net income of the Investment Manager, including certain distributions made by the Investment Manager to its members to sufficiently satisfy tax payments due on the Investment Manager’s income that is taxed at the member level. James O’Leary is an independent contractor and receives a flat fee. Compensation is not directly linked to the performance of the Fund.”

Please retain this supplement with your records.

2